                                   EXHIBIT 11

                           M. H. MEYERSON & CO., INC.
                         STATEMENT OF EARNINGS PER SHARE

YEAR ENDED JANUARY 31, 2000

Shares outstanding during the year ended January 31, 2000:


5,090,335 shares from February 1 to February 4, 1999                   4 days                    20,361,340
5,340,335 shares from February 5 to February 10, 1999                  6 days                    32,042,010
5,490,335 shares from February 11 to February 23, 1999                 13 days                   71,374,355
5,510,335 shares from February 24 to February 24, 1999                 1 day                      5,510,355
5,525,335 shares from February 25 to March 30, 1999                    34 days                  187,861,390
5,527,335 shares from March 31 to April 7, 1999                        8 days                    44,218,680
5,532,335 shares from April 8 to April 11, 1999                        4 days                    22,129,340
6,032,335 shares from April 12 to May 17, 1999                         36 days                  217,164,060
6,037,335 shares from May 18 to May 26, 1999                           9 days                    54,336,015
6,042,335 shares from May 27 to May 27, 1999                           1 day                      6,042,335
6,043,335 shares from May 28 to May 31, 1999                           4 days                    24,173,340
6,204,815 shares from June 1 to June 3, 1999                           3 days                    18,614,445
6,209,815 shares from June 4 to June 16, 1999                          13 days                   80,727,595
6,214,815 shares from June 17 to June 22, 1999                         6 days                    37,288,890
6,219,815 shares from June 23 to July 21, 1999                         29 days                  180,374,635
6,221,815 shares from July 22 to August 2, 1999                        12 days                   74,661,780
6,241,815 shares from August 3 to August 3, 1999                       1 day                      6,241,815
6,291,815 shares from August 4 to August 9, 1999                       6 days                    37,750,890
6,346,815 shares from August 10 to August 10, 1999                     1 day                      6,346,815
6,356,815 shares from August 11 to August 11, 1999                     1 day                      6,356,815
6,371,815 shares from August 12 to August 18, 1999                     7 days                    44,602,705
6,374,815 shares from August 19 to September 2, 1999                   15 days                   95,622,225
6,384,815 shares from September 3 to October 4, 1999                   32 days                  204,314,080
6,386,815 shares from October 5 to October 6, 1999                     2 days                    12,773,630
6,396,815 shares from October 7 to October 19, 1999                    13 days                   83,158,595
6,402,815 shares from October 20 to November 17, 1999                  29 days                  185,681,635
6,442,815 shares from November 18 to December 20, 1999                 33 days                  212,612,895
6,455,315 shares from December 21, 1999 to January 13,                 24 days                  154,927,560
2000
6,497,815 shares from January 14 to January 30, 2000                   17 days                  110,462,855
6,507,815 shares from January 31 to January 31, 2000                   1 day                      6,507,815
                                                                       ---------            ---------------
                                                                       365 days               2,244,240,875
                                                                       =========            ===============

2,244,240,875 shares divided by 365 days = 6,148,605 average shares outstanding. Earnings year ended January 31, 2000 = $3,043,622
Basic earnings per share = $3,043,622/6,148,605 = $0.50

Equivalent shares using the modified treasury stock method:

Options assumed exercised:


114,091 options, exercise price $1.10                                                                125,500.10
15,000 options, exercise price $1.96875                                                               29,531.25
159,429 options, exercise price $2.1875                                                              348,750.94
627,500 options, exercise price $2.25                                                              1,411,875.00
10,000 options, exercise price $2.4375                                                                24,375.00
12,500 options, exercise price $2.5                                                                   31,250.00
5,000 options, exercise price $3.5                                                                    17,500.00
25,000 options, exercise price $4.43                                                                 110,750.00
968,520                                                                                            2,099,532.29
-466,563 shares assumed to be repurchased                                                         (2,099,532.29)
501,957                                                                                                    0.00

Total weighted average outstanding shares:
6,148,605 + 501,957 = 6,650,562.
Earnings year ended January 31, 2000 = $236,449.
Diluted earnings per share = $3,043,622 / 6,650,562 = $0.46.

YEAR ENDED JANUARY 31, 2001

Shares outstanding during the year ended January 31, 2001:



6,507,815 Shares from February 1 to February 17, 2000                  17 days                       110,632,855
6,517,815 shares from February 18 to March 16, 2000                    28 days                       182,498,820
6,527,815 shares from March 17 to April 4, 2000                        19 days                       124,028,485
6,547,815 shares from April 5 to April 12, 2000                        8 days                         52,382,520
6,552,815 shares from April 13 to April 25, 2000                       13 days                        85,186,595
6,565,315 shares from April 26 to April 30, 2000                       5 days                         32,826,575
6,565,315 shares from May 1 to May 22, 2000                            22 days                       144,436,930
6,570,315 shares from May 23 to May 31, 2000                           9 days                         59,132,835
6,590,315 shares from June 1 to June 1, 2000                           1 days                          6,590,315
6,595,315 shares from June 2 to June 29, 2000                          28 days                       184,668,820
6,582,315 shares from June 30 to July 31, 2000                         32 days                       210,634,080
6,582,315 shares from August 1 to August 31, 2000                      31 days                       204,051,765
6,582,315 shares from September 1 to September 17, 2000                17 days                       111,899,355
6,575,915 shares from September 18 to September 30, 2000               13 days                        85,486,895
6,575,915 shares from October 1 to October 31, 2000                    31 days                       203,853,365
6,575,915 shares from November 1 to December 31, 2000                  61 days                       401,130,815
6,571,715 shares from January 1 to January 31, 2001                    31 days                       203,723,165
                                                                       366 days                    2,403,164,190


2,403,164,190 shares divided by 366 days = 6,566,022 average shares outstanding. Earnings year ended January 31, 2001 = $(508,272)
Basic earnings per share = $(508,272)/6,566,022 = $(0.08)

YEAR ENDED JANUARY 31, 2002

Shares outstanding during the year ended January 31, 2002:


6,571,715 Shares from February 1 to February 12, 2001              12 days                 78,860,580
6,573,123 Shares from February 13 to February 19, 2001              7 days                 46,011,861
6,575,097 Shares from February 20 to March 5, 2001                 14 days                 92,051,358
6,577,226 Shares from March 6 to March 8, 2001                      3 days                 19,731,678
6,578,547 Shares from March 9 to March 11, 2001                     3 days                 19,735,641
6,579,785 Shares from March 12 to March 20, 2001                    9 days                 59,218,065
6,581,514 Shares from March 21 to April 30, 2001                   41 days                269,842,074
6,581,514 Shares from May 1 to July 31, 2001                       92 days                605,499,288
6,581,514 Shares from August 1 to October 31, 2001                 92 days                605,499,288
6,581,514 Shares from November 1, 2001 to January 31, 2002         92 days                605,499,288
                                                                  365 days              2,401,949,121

2,401,949,121 divided by 365 days = 6,580,683 average shares outstanding. Earnings year ended January 31, 2002 = ($12,227,471)
Basic earnings per share = $(12,227,471)/6,580,683 = ($1.86)